UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LaSalle Hotel Properties

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box.):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated, and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2), and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule, or registration statement no.:

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(4)	Date filed:

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

LASALLE HOTEL PROPERTIES

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 21, 2011

8:00 a.m. Local Time

HOTEL GEORGE

15 E Street N.W.

Washington, DC 20001

Directions to the Annual Meeting of Shareholders

can be viewed at: www.lasallehotels.com

under “Investor Relations.”

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 21, 2011.

Notice is hereby given that the Annual Meeting of Shareholders of LaSalle Hotel Properties will be held at the Hotel George, 15 E Street N.W., Washington, DC 20001 on Thursday, April 21, 2011 at 8:00 a.m. local time.

The close of business on February 9, 2011 has been set by the Board of Trustees as the record date for the determination of shareholders entitled to notice and entitled to vote at the meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Annual Report and Form of Proxy are available at www.ematerials.com/lho

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 7, 2011 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Trustees recommends that you vote FOR proposals 1, 2 and 3 and FOR 1 year for proposal 4:

1.	The election of two Class I trustees of the Company to serve until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	The ratification of the appointment of the Company’s independent registered public accountants for the year ending December 31, 2011;

3.	The approval, by non-binding vote, of executive compensation;

4.	The recommendation, by non-binding vote, on the frequency of executive compensation votes; and

5.	The consideration of any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

You may immediately vote your proxy on the Internet at:

www.eproxy.com/lho

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on April 20, 2011.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/lho. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “lho Materials Request” in the subject line. The email must include:

•    The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•    Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•    If you choose email delivery you must include the email address.

•    If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 21, 2011

Meeting Information
LASALLE HOTEL PROPERTIES	Meeting Type: Annual Meeting
For holders as of: February 09, 2011
Date: April 21, 2011 Time: 8:00 AM EST
Location: Hotel George
15 E Street, NW
Washington, DC 20001

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Trustees recommends that you vote FOR the following:

1.	Election of Trustees
Nominees
01	Michael D. Barnello 02 Donald A. Washburn

The Board of Trustees recommends you vote FOR the following proposal(s):

2	To ratify the appointment of the Company’s independent registered public accountants for the year ending December 31, 2011.
3	To approve, by non-binding vote, executive compensation.

The Board of Trustees recommends you vote 1 YEAR on the following proposal:
4	To recommend, by non-binding vote, the frequency of executive compensation votes.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions